                                                                    Exhibit 10.7

                                                            Date:_____________


                            CAREY LICENSE AGREEMENT

                                 SUMMARY PAGES
                                 -------------

These pages summarize the attached License Agreement, the details of which shall control in the event of any conflict with this summary.



1.    Licensee:                         ______________________

2.    Initial License Fee:              ______________________

              Total due:                ______________________

              Amount due upon signing
              Agreement:                ______________________

              Amount Financed:          ______________________

              Monthly Note Payment:     ______________________

3.    Monthly License Fee:              Five Percent (5%) of Total Revenue

4.    Minimum Monthly License Fee:      ______________________

5.   Monthly Advertising & Marketing
      Fee: Two and one-half percent (2.5%) of Total Revenue (subject to change. See Section 5.b.)


6.   Minimum Monthly Advertising
      & Marketing Fee:                  ______________________

7.   Monthly Base Revenue
     (If any):                          ______________________


                                                 Carey Initials    _____
                                                 Licensee Initials _____

8.   Office Location:                   _________________________________

                                        _________________________________
                                        Street and Number

                                        _________________________________
                                        City, State and Zip Code

                                        _________________________________
                                        Phone Number

                                        _________________________________
                                        Facsimile Number

9.  Licensee's Operator:                _________________________________

10. Licensee's Agent to Receive Service of Process:

          Name:                         _________________________________

          Address:                      _________________________________



11.  Effective Date:                    _________________________________

12.  Expiration Date:                   _________________________________

13.  Send Notices to Carey to:          _________________________________

          Name:                         _________________________________

          Address:                      _________________________________

                                        _________________________________

                                        _________________________________

    Fax Number:                         _________________________________

                                              Carey Initials     _____
                                              Licensee Initials  _____

14.  Send Notices to Licensee to:

           Name:                         _________________________________

           Address:                      _________________________________

                                         _________________________________

                                         _________________________________

     Fax Number:                         _________________________________

15.  Confidential Standards Manual Control
     Number:                             _________________________________

                                              Carey Initials     _____
                                              Licensee Initials  _____

                               TABLE OF CONTENTS
                               -----------------

                                                                          PAGE
                                                                          ----
   1.  PARTIES AND RECITALS...............................................  1

   2.  GRANT OF LICENSE...................................................  2

   3.  TERM AND RENEWAL...................................................  2

   4.  OPERATING ASSISTANCE...............................................  3

   5.  FEES AND PAYMENTS..................................................  4

   6.  LICENSED MARKS.....................................................  4

   7.  STANDARDS OF OPERATION.............................................  5

   8.  CONFIDENTIAL STANDARDS MANUAL; CUSTOMER LISTS......................  7

   9.  ADVERTISING AND MARKETING..........................................  8

  10.  STATEMENTS AND RECORDS.............................................  8

  11.  COVENANTS..........................................................  8

  12.  TRANSFER AND ASSIGNMENT OF AGREEMENT............................... 10

  13.  DEFAULT AND TERMINATION............................................ 11

  14.  POST TERM OBLIGATIONS.............................................. 13

  15.  TAXES, PERMITS AND INDEBTEDNESS.................................... 13

  16.  INDEMNIFICATION, SECURITY AND INDEPENDENT CONTRACTOR............... 14

  17.  WRITTEN APPROVALS, WAIVERS, ENTIRE AGREEMENT AND
       AMENDMENT.......................................................... 14

  18.  ENFORCEMENT........................................................ 15

  19.  NOTICES............................................................ 16

20.    GOVERNING LAW, CHOICE OF FORUM, AND WAIVER OF JURY TRIAL..........  16

21.    SEVERABILITY AND CONSTRUCTION.....................................  16

22.    ACKNOWLEDGMENTS...................................................  17

SCHEDULE 1, LICENSEE'S TERRITORY

SCHEDULE 2, PROMISSORY NOTE

SCHEDULE 3, GUARANTY OF LICENSEE'S AGREEMENT

SCHEDULE 4, SECURITY AGREEMENT

1.   PARTIES AND RECITALS

     a. This License Agreement ("Agreement") is made as of ________, 19 ___ , by and between Carey Licensing, Inc., a Delaware corporation, with its principal place of business at 1900 Delaware Avenue, Wilmington, Delaware 19806 ("We" or "Carey" or "Us"), and ________________________________________________ ("You" or
"Licensee"), a _______________________________________ with a principal place of business at_______________________________________________________ .

     b. We and our predecessors have developed a plan for conducting a chauffeur driven vehicle business ("Chauffeur Driven Vehicle Business" or "Licensed Business") which plan or system includes furnishing to our Licensees information and advice regarding: standards and methods of operation, marketing, advertising and public relations, courtesy and appearance standards, charge card services, reservation services, insurance programs and equipment standards for conducting a Chauffeur Driven Vehicle Business called the "Carey System" or "System." We may modify the System to reflect improvements in operating procedures that you may use, and in the mix of products and services you may sell to your customers as a Carey Licensee.

     c. The use and promotion of our "Licensed Marks, " including "CAREY" is a major part of our System. Our "Confidential Standards Manual" or "Manual" details our System, and contains the requirements and restrictions which determine how you may use the System to operate your Chauffeur Driven Business using the Licensed Marks.

     d. As our Licensee you agree to operate your Chauffeur Driven Vehicle Business only in the manner explained in this Agreement and in our Confidential Standards Manual, and you agree to change the way you operate your Chauffeur Driven Vehicle Business whenever changes in the Manual require you and other Licensee operating under this Agreement to do so, even if the changes require you to spend money. You acknowledge that the success of us and the success of our Licensee Network depends on each of our Licensees to diligently present a consistent image and to operate in the same manner. You also acknowledge that Carey Licensees have signed different License Agreements at different times, that we have allowed some Licensees to conduct business in ways which differ from the standard requirements of our System, and that we will continue to do so if and when we think it is appropriate. However, such variations will have no effect whatsoever on your rights and duties as a Carey Licensee operating under this Agreement.

     e. You acknowledge that on the date of this Agreement we have delegated management responsibility for fulfilling our obligations to you under this Agreement to Carey International, Inc. , a Delaware corporation, with its principal place of business in Washington, D.C. Notwithstanding our delegation of management responsibilities, we alone are responsible to you for fulfilling our obligations under this Agreement.

2.   GRANT OF LICENSE

     We hereby grant you a Carey License which authorizes you, and you alone, to operate a Carey Chauffeur Driven Vehicle Business from a location within the Territory described on Schedule 1. We will not permit another Carey Chauffeur Driven Business to be headquartered in your Territory, or to operate from business premises located there; nor shall we publish in any directories or advertising materials that we or any other Carey Licensee operate a Chauffeur Driven Business in your Territory. We may obtain telephone listings in phone directories in your Territory for phones which will be answered at our reservation center. Neither we nor other Carey Licensees are prohibited from providing services to clients in your Territory. We also may refer clients to other chauffeur driven vehicle businesses in your Territory if, in our judgment, you cannot adequately service such client(s) at the time. We may conduct business in your Territory through a business which is not identified by the Licensed Marks, and we may use the Licensed Marks in the conduct of a business other than a Chauffeur Driven Vehicle Business.


3.   TERM AND RENEWAL

     a. This Agreement becomes effective when we sign it (the "Effective Date") and its term extends until the Expiration Date stated on the Summary Pages.

     b. So long as you have complied with all requirements of this Agreement during its term, we will grant you a renewal license which will become effective on the Expiration Date. As a condition of our signing your renewal license agreement you will be required to:

            i. Pay us 30% of the standard license fee we then charge for territories of the same size as your Territory as a renewal administration fee;

           ii. Execute a general release of claims you may have against us on the form we provide;

          iii. Sign our then current form of renewal license agreement. It may have terms and conditions which differ materially from this Agreement, e.g., (without limitation) different fees or Territorial boundaries; and

           iv. Give us written notice of your desire to sign a renewal license agreement not less than 6 and no more than 12 months before the Expiration Date.

4.   OPERATING ASSISTANCE

     We agree to provide you with no less than the following to help you operate your Carey Chauffeur Driven Business so long as you are current in providing us with monthly and annual reports and license fees:

     a.  Our Confidential Standards Manual;

     b.  Advertising, as defined in Section 9, including:

          i. telephonic consultation with our advertising, sales promotion, reservations and public relations staff concerning increasing and developing your business;

          ii. for purchase at our standard prices, signs, business forms, decalomonias and promotional materials;

          iii. for dissemination to travel agents, former clients and targeted potential clients, directories and tariffs identifying your business and the equipment and services you offer, as well as other advertising materials; and

          iv.  benefits of worldwide promotion of the Carey System.

     c. For our standard fees, participation in the Carey reservation center program;

     d. For our standard fees, participation in the Carey central billing program;

     e. Telephonic consultation about business and management problems of operating your Chauffeur Driven Vehicle Business;

     f. Bulletins and other written materials containing information and advice related to your Chauffeur Driven Vehicle Business; and

     g. For our standard prices, participation in our national purchasing programs.

5.   FEES AND PAYMENTS

     a. To become our Licensee you must pay us the nonrefundable initial license fee in the amount and at the times stated on the Summary Pages.

     b. Once you commence business under the License Agreement, you must deliver to us by the 20th of each month a monthly license fee equal to the higher of the Minimum Monthly

Service Fee specified on the Summary Pages or 5% of your Total Revenue for the previous month.

     c. Once you commence business under the License Agreement you must pay us a monthly advertising and marketing fee which is no less than the Minimum Monthly Advertising and Marketing Fee specified on the Summary Pages. We may set monthly advertising and marketing contributions at any rate we select, at rates of up to 5% of your Total Revenue. We shall notify you at least 30 days before changing the contribution rate.

     d. Once each year we may change the minimum monthly amounts specified in
Section 5.b. & c. by as much as the percentage increase in the United States Consumer Price Index or any other national index of inflation that we select. For the purpose of computing the fees due us pursuant to Section 5.b. & c. , we shall subtract from your Total Revenue, the Monthly Base Revenue amount specified on the Summary Pages, if any.

     e. "Total Revenue" means as all revenue which is derived from your Chauffeur Driven Business, including all types of vehicles used, whether owned by you, leased, provided by independent operators or farm-outs, greeter, consulting and coordination fees, phone revenues, driver only and surface transportation charges ("STC") -- less tips, taxes, tolls and funeral revenue, as we may define such items from time to time.

     f. You shall pay us a service charge equal to the lesser of the compounded daily equivalent of 18% per year of all amounts you owe us which are overdue by more than 5 days, or the highest rate then permitted by applicable law for each day such amount is past due.


6.   LICENSED MARKS

     a. You may only use our Licensed Marks for the purpose of operating the Licensed Business, and in the manner prescribed in this Agreement and in the Manual. This Agreement gives you no ownership in the Licensed Marks, or any right to a payment for goodwill when the Agreement expires or terminates. You may never directly or indirectly commit any act of infringement, or contest or aid others in contesting the validity of our right to use the Licensed Marks, or take any other action in derogation of our rights. You may not sublicense, subdivide or otherwise dispose of any right to use our Licensed Marks, unless we have given you our prior written approval to do so.

     b. You shall promptly notify us of any unauthorized attempt to use, or use of the Licensed Marks, or any variation of them, or any other mark or name in which we claim a proprietary interest. Once you learn of violation of any of our rights to the Licensed Marks, you shall diligently obtain details of the violation, and, after obtaining our prior approval, take all actions necessary to protect our interests. At our expense, you shall assist us in taking any action we decide is appropriate to halt such activities. You shall take no action nor incur any expenses on our behalf without our prior approval.

     c. We may designate new, modified or replacement Licensed Marks for your use, and require you to use them in addition to or in lieu of any previously designated Licensed Marks. You must pay your own expenses associated with implementing required changes.


7.   STANDARDS OF OPERATION

a. You must always operate the Licensed Business in the way which is described in this Agreement and in the Manual, including without limitation, the following, and you must use:

           i.  the forms we prescribe;

          ii.  the Licensed Marks as we prescribe or approve;

         iii.  the signs we prescribe for use at your premises;

          iv. only nondeceptive methods of promoting your business and representing your services;

           v. Advertising programs and materials we prescribe in the way we prescribe;

          vi. products and services purchased from Preferred Suppliers we select and which have been approved by our Licensees following the procedures we establish;

         vii. central purchasing programs involving the Designated Suppliers we prescribe which provide materials and services which, when evaluated as a group, cost you less than you would pay for such items from other approved sources;

        viii. the charges and rates for your services which we publish at your request. The rates must be submitted on an annual basis by December 1 for the following year, and must be valid for the entire year. When billing your clients, you alone shall set your rates and charges;

          ix. the promotional materials we provide you, and participate in all Advertising and promotional activities and programs (as defined. in Section 9) which we prescribe;

           x. all reasonable means available to you in your Territory to encourage use of Carey chauffeur driven services throughout the world, and solicit, without a commission to you, reservations for our chauffeur driven services throughout the world. However, if you accept the billing and collection responsibility for a reservation, you are entitled to collect a 10% commission. Also, if you accept a reservation from us or another Carey Licensee or Carey affiliate who agrees to accept billing and collection responsibility for the reservation, you must pay that entity a 10% commission on each such reservation;

          xi. Any computer software or hardware communication system we prescribe for use as part of the System.

     b. You must maintain your fleet of vehicles and premises, train and monitor your drivers, and diligently implement the quality assurance procedures we prescribe.

     c. You must maintain the types and amounts of liability insurance that we prescribe and all coverages required by law, name us an additional insured, provide us the notices of coverage we request, and direct all of your insurance carriers to give us 30 days advance written notice of the cancellation of any policy we require you to maintain.

     d. You must honor all reservations placed through our reservation service, and comply with all our policies and procedures related to reservations.

     e. You must offer to the clients all services we prescribe, using all the equipment and vehicle types we prescribe, including, without limitation, limousines, luxury sedans, vans, minibuses and motorcoaches.

     f. Only the individual designated as the Operator on the Summary Pages may manage and operate the Chauffeur Driven Vehicle Business. The Operator shall be directly responsible to us for assuring that the Chauffeur Driven Vehicle Business is conducted as this Agreement requires. You may not designate a new Operator without our prior written approval. If you are the Operator, and if you become incapacitated or disabled to the extent which we conclude interferes with your ability to normally conduct the affairs of the Licensed Business, at our option we may require the designation of a new Operator whom we approve, or we may require your shareholders, partners, conservator, or guardian to transfer or sell the Chauffeur Driven Vehicle Business to a third party whom we approve. Any such transfer (as defined in Section 12) must be concluded within a reasonable time from our request, not to exceed six (6) months.

     g. You only may promote the telephone, facsimile, Internet, electronic mail and similar numbers (collectively "Telephone Numbers") for your Chauffeur Driven Business which we publish in our directories, or which we otherwise approve in writing. You may not directly or indirectly promote Chauffeur Driven Service through other Telephone Numbers.

     h. You must participate in all customer satisfaction and customer service programs we prescribe, using all hardware, software and other communications media we specify for use in the programs. You must assume all costs of providing chauffeur driven services to customer satisfaction representatives which we retain to evaluate your compliance with our Standards.

     i. You must participate in such promotional programs as we prescribe, including, without limitation, coop programs with other travel-related companies, direct sales, advertising, direct mail and public relations programs, and you must attend the travel-related trade shows and workshops we designate.


8.   CONFIDENTIAL STANDARDS MANUAL; CUSTOMER LISTS

     a. Our Confidential Standards Manual ("Manual") and customer lists contain trade secrets and confidential information which we have developed at considerable expense, and which we own. You may not disclose the Manual's contents or our customer list to anyone but your employees who have signed confidentiality and noncompetition agreements which we approve.

     b. You may not copy or disseminate contents of the Manual or our customer lists without our written approval. You must keep your Manual current and in a secure place. Unauthorized use or disclosure of the Manual's contents will cause irreparable harm to us and the System. Because legal damages could not adequately compensate us, you agree that a court should enjoin you from any further unauthorized use or disclosure of the Manual or its contents if we sue you.


9.  ADVERTISING AND MARKETING

     We will administer and direct all expenses of the advertising and marketing fund ("Fund") in a way we deem best. The Fund consists of all advertising and marketing fees we collect. We may use the Fund for any expenses reasonably related to advertising, public relations, promotional activities, reservations, market research and telemarketing (collectively "Advertising") including, without limitation, the cost of salaries, agencies, equipment and associated overhead. We are not obliged to advertise in your Territory or to provide you or any Licensee with Advertising which benefits you directly or which is proportionate to your contributions.


10.  STATEMENTS AND RECORDS

     a. You shall maintain at least three years original and complete records which accurately reflect all information we prescribe in the Manual. We or our designee may examine and audit all your records, including, but not limited to, all books, schedules, journals, bank accounts, tax returns, whether filed corporately or individually, and any other documents we deem necessary. We are entitled to examine them where they are kept in the ordinary course of business, and we may visit your premises at any reasonable time.

     b. You must provide us monthly income statements, and complete financial statements and business tax returns and records within 30 days of your receipt of our request. You must provide us with an independent audit of your financial statements at your expense within 90 days of your receipt of our request.


11.  COVENANTS

     a. During the term of this Agreement, you and your guarantor(s) covenant, individually:

           i. Not to engage in, work in or for, or own more than 2% of any business which derives 10% or more of its gross income from providing chauffeur driven services, other than the Licensed Business anywhere in the world, without our prior approval. For purposes of this Section, chauffeur driven services includes, without limitation, all ground transportation services in which the services of a driver are provided to a customer. You and your guarantor(s) who are not specifically excluded from this obligation, agree to devote your full-time and best efforts to the operation of the Chauffeur Driven Business; and

          ii. Not to divert or attempt to divert any business or any actual or potential customers of us, you or other Carey Licensees to any competitive business;

     b. For two years after this Agreement expires or is terminated, neither you nor your guarantor(s) shall:


           i. Contact, for the purpose of selling any service similar to any Chauffeur Driven Vehicle Services, any person or organization which was, at any time during the two-year period prior to such expiration or termination, a customer who was referred to you through the Carey reservation service, by a Carey Licensee or Carey Affiliate, or through a marketing program we have sponsored or developed; and

          ii. Participate in, own any interest in, work for or be a licensee, franchisee or affiliate of any organization or network which offers chauffeur driven services from locations which are within your Territory, within an area which is no more than 10 miles outside the border of your Territory, or in the territory of any Carey Licensee operating pursuant to a Carey License Agreement on the date this Agreement is terminated or expires.


     c. Each covenant in this Agreement shall be construed independently of any other covenant or provision of this Agreement. If all or any portion of a covenant is held unenforceable by a court or tribunal having valid jurisdiction in an unappealed final decision to which we are a party, you shall be bound by any lesser covenant imposing the maximum duty permitted by law that is subsumed within the terms of such covenant, as if the resulting covenant were separately stated in and made a part of this Agreement. The existence of any claim you may have against us, whether or not arising from this Agreement, shall not constitute a defense to our enforcement of the covenants in this Agreement.

     d. We may reduce the restrictions placed on you by any covenant in this Agreement without your consent, effective immediately upon your receipt of our notice. You shall comply immediately with any covenant as so modified.


12.  TRANSFER AND ASSIGNMENT OF AGREEMENT

     a. We may freely transfer our rights and duties under this Agreement, and the transfer shall be binding upon and inure to the benefit of our successors and assigns.

     b. The rights and duties set forth in this Agreement are personal to you and others who own an interest in the License or the Chauffeur Driven Business (collectively "you"). We granted you this License in reliance on your personal character and financial capacity. Accordingly, you may not, without our prior written consent, give away, sell, assign, pledge, lease, license, devise or otherwise transfer, either directly or in any other manner, this Agreement, any of your rights or obligations under this Agreement, or any interest or shares of stock of any kind or nature in your Chauffeur Driven Business, or any significant asset of the Chauffeur Driven Business, including without limitation, any accounts, customers or clients of the Licensed Business (any such transaction being referred to as a "Transfer"). We may prohibit a Transfer or a change of control of assets of the Licensed Business which does not also involve a Transfer of the License Agreement or a Transfer to another Carey Licensee.

     c. Any Transfer which does not comply with the terms of Section 12 shall be null and void.

     d. Before completing a Transfer, you must comply with our then current Transfer policies and procedures which need not be written, pay us our standard transfer fee, and give us a 30 day right of first refusal to purchase whatever you propose to Transfer. Our duty to act upon your request, and the time within which we must act upon our first refusal rights both commence only after we have received all information we have requested from you and your prospective transferee. In exercising our first refusal rights, we need only match the economic terms of the proposed Transfer, less any brokerage fees and commissions. If the proposed Transfer involves items in addition to the Chauffeur Driven Business, we may allocate a portion of the purchase price to the Chauffeur Driven Business and acquire it without having to purchase the other items. We may require any transferee to guarantee your obligations under this Agreement or under any new License Agreement he enters with us.

     e. Regardless of Subsection 12.d. above, if your heirs or personal representatives desire to acquire or retain your interest in the Agreement, the Licensed Business, or its assets after your death, they must agree to be bound by the terms of this Agreement and any personal guarantees associated with it and persuade us that they are compatible with us and are qualified in all respects to operate the Licensed Business. Otherwise, your heirs or personal representatives must Transfer the interest to someone whom we approve within a reasonable time, not to exceed six months. The Transfer is subject to our first refusal right and must comply with the procedures described above, and the Licensed Business must be conducted in compliance with this Agreement at all times prior to the Transfer's conclusion.


13.  DEFAULT AND TERMINATION

     a. Without waiving our other legal and equitable rights, we may terminate this Agreement and all your rights granted in this Agreement, upon the occurrence of any of the following defaults:

           i. If you do not timely pay any financial obligation created in this Agreement, and if you fail to cure such nonpayment within 30 days after we give you a notice to cure;

          ii. If you do not perform, or if you breach any covenant, obligation, term, condition, warranty or certification of this Agreement and if you fail to cure such non-compliance within 30 days after we give you a notice to cure;

         iii. If you do not commence business within 60 days of the Effective Date;

          iv. If you make, or have made, any materially false statement or report to us in connection with this Agreement or your application for this License;

           v. If you do not operate the Chauffeur Driven Business in or as specified in the Manual, and if you fail to cure such deficiency within thirty (30) days after we give you a notice to cure;

          vi.  If there is any violation of our Transfer requirements;

         vii. If in the same calendar year we send you two or more notices to cure defaults or violations of this Agreement;

        viii.  If you abandon or cease to operate the Chauffeur Driven
               Business;

          ix. If you or any person owning an interest in you are convicted of a felony, a crime of moral turpitude, or any other crime or offense relating to the operation of the Chauffeur Driven Business, or if you fail to comply with any laws applicable to the operation of the Chauffeur Driven Business;

           x. If you (or your principal owner(s)) become insolvent or incapacitated, and if a receiver or trustee is appointed for your Chauffeur Driven Business and the requirements of Section 7(g) are not fulfilled to our satisfaction;

          xi. If you or any of your guarantors default in any other agreement with us, and the default is not cured in accordance with the terms of such other agreement;

         xii. If you violate or permit a violation of any covenant of confidentiality or nondisclosure contained in Section 8 of this Agreement or any agreement you have made with us;

        xiii. If, based upon standards communicated to you in our Manual, or otherwise, we reasonably determine that you have failed to satisfactorily perform your duties under, or to participate in the Carey System, and you fail to cure your default within 30 days after we have given you written notice of your default; and

         xiv. If your Total Revenue for any 24-month period is less than 75% of 24 times the Monthly Base Revenue stated on the Summary Pages.

     b. If a different notice or cure period or good cause standard is prescribed by applicable law, it shall apply to a termination of this Agreement.

     c. At any time following the first anniversary of the Effective Date, you may terminate this Agreement without cause by giving us at least 60 days prior written notice, and by paying us all amounts you owe us, plus an amount equal to 24 times the highest monthly license fee you owed us at any time during the term of this License Agreement. Otherwise, you may terminate this Agreement only if we have committed two or more material breaches of our obligations under this Agreement within a calendar year, and have failed to cure such breach within 60 days after you have provided us with written notice to cure each such breach.

14.  POST TERM OBLIGATIONS

     a. Upon the expiration or termination of this Agreement, you shall immediately:

           i. Cease to be a Carey Licensee, and cease to use the Licensed Marks or the System in any way;

          ii. Pay all you owe us under the License Agreement, plus costs and expenses we incur as a result of your default;

         iii. Return to us all copies of the Manual and all our customer lists; trade secrets and confidential materials and all our other property. You shall retain no copy or record of any of the foregoing, except your copy of this Agreement, any correspondence between the parties, and any other document which you reasonably need for compliance with applicable laws; and

          iv. Take such action as we request to transfer to us or our designee white and yellow page telephone references and advertisements, your Telephone Numbers, and all trade and similar name registrations and business licenses, and to cancel any interest which you may have in them. If you don't turn over to us or our designee all Telephone Numbers you have used in association with the Licensed Marks, you agree to pay us, as liquidated damages and not as a penalty, the base sum of $500 per day for each day until you do surrender the Telephone Numbers to us or our designee, plus any additional damages we may prove.


15.  TAXES, PERMITS AND INDEBTEDNESS

     a. You shall promptly pay when due any and all federal, state and local taxes, including without limitation, unemployment, workers compensation, and sales taxes, levied or assessed with respect to any services or products furnished pursuant to this Agreement and all accounts or other indebtedness of every kind you incur in the operation of the Chauffeur Driven Business.

     b. You shall comply with all federal, state and local laws, rules and regulations and timely obtain any and all permits, certificates and licenses for the full and proper conduct of the Licensed Business.

     c. You hereby acknowledge and accept full and sole responsibility for any and all debts and obligations incurred in the operation of the Chauffeur Driven Business.

16.  INDEMNIFICATION, SECURITY AND INDEPENDENT CONTRACTOR

     a. You agree to protect, defend, indemnify and hold us, our affiliates, and our respective partners, directors, officers, employees and shareholders, jointly and severally, harmless from and against all claims, actions, proceedings, damages, costs, expenses and other losses and liabilities, consequently, directly or indirectly incurred (including, without limitation, attorneys' and accountants' fees) as a result of, arising out of, or connected with the your negligent operation of the Chauffeur Driven Business, your breach of contract or your tortious conduct.

     b. To secure all your obligations arising under the License Agreement, you hereby grant us a security interest in this Agreement, in your Chauffeur Driven Business and its assets, including, without limitation its accounts receivables You agree to sign all documents and to help us in any other way we may reasonably request to perfect our security interest.

     c. This Agreement is not intended to create a fiduciary relationship between us, nor to constitute you as our agent, legal representative, subsidiary, joint venturer, partner, employee or servant for any purpose whatsoever. You are an independent contractor, and you are not authorized to make any contract, warranty or representation or to create any obligation on our behalf.

     d. You are not intended to be a third party beneficiary of any agreement between us and anyone else unless this Agreement expressly so provides. Our agreements with other Licensees may be different from yours, and we have no duty to enforce any agreement we have with a third party for your benefit. This Agreement does not give you standing to sue any third party because of any breach of their duties to us.


17.  WRITTEN APPROVALS,  WAIVERS,  ENTIRE AGREEMENT AND AMENDMENT

     a. Whenever this Agreement requires our prior approval, you shall make a timely written request. Unless the Agreement specifies a different time period, we shall respond with our approval or disapproval within 15 business days. If we have not specifically approved a request within such period, our failure to respond shall be deemed a disapproval of your request.

     b. Our failure to exercise any power reserved to us by this Agreement, and any customs or practices in which we engage which vary from the terms of this Agreement, shall not constitute a waiver of our right to demand your exact compliance with any of the terms of this Agreement or the Manual. Our waiver or approval of any particular default, or our acceptance of any payments due under this Agreement shall not be considered a waiver or approval of any preceding or subsequent breach of this Agreement.

     c. We may modify the System and any and all of our standards and bases for approving or disapproving your requests, through changes to the Manual and otherwise, so long as such modifications don't conflict with your express rights created by this Agreement. Otherwise no amendment or variance from this Agreement shall be binding on either of us without both parties written agreement.

     d. This Agreement constitutes the entire final and binding agreement between you and us relating to its subject matter. It supersedes all prior and contemporaneous negotiations, understandings, representations and agreements, if any.


18.  ENFORCEMENT

     a. We shall be entitled to obtain, without bond, declarations, temporary and permanent injunctions, and orders of specific performance, to enforce the provisions of this Agreement.

     b. The prevailing party in any litigation or arbitration concerning this Agreement shall be entitled to receive from the non-prevailing party all its costs and expenses of obtaining such relief, including, but not limited to, court costs and reasonable attorneys' fees which may be incorporated into the terms of any judgment, order or relief granted to the prevailing party.

     c. If you prevail in any dispute against us or any of our partners, affiliates, officers, agents, employees or representatives as a result of any dispute arising out of the License Agreement, or the awarding of the License, the damages awarded you shall not exceed the actual amounts you have paid us to acquire and to operate the License Business. Your recovery shall be subject to set off for income you have received from operating the Chauffeur Driven Business.

19.  NOTICES

     Any notice required to be given hereunder shall be in writing and shall be mailed by registered or certified mail, return receipt requested or personally delivered. Notices also may be provided by overnight express, e.g., Federal Express or fax. Notices sent by overnight express shall be deemed received the second business day following their being sent. Any mailed notice complying with the provisions hereof shall be deemed to be received on the fourteenth day after it was deposited in the mail with proper postage affixed. Fax notices shall be deemed received upon receipt of confirmation of receipt by the party to whom they are sent. Personally delivered notices shall be deemed received when they are actually delivered to a principal or officer of the receiving party. Notices to Licensee and Licensor shall be addressed to them at their addresses or fax number listed on the Summary Pages or to such other addresses or fax numbers as the parties may hereafter prescribe.


20.  GOVERNING LAW, CHOICE OF FORUM, AND WAIVER OF JURY TRIAL

     This Agreement is accepted by us in the District of Columbia and it shall be governed by and interpreted in accordance with the laws of the District of Columbia, (except for its rules governing conflicts of law) which law shall prevail in the event of any conflict of law. You and we consent to exclusive personal and subject matter jurisdiction and exclusive venue in the Superior Court of Washington, D.C., or in the Federal District Court for the District of Columbia. Both parties and their guarantors hereby waive their right to trial by jury.


21.  SEVERABILITY AND CONSTRUCTION

     a. Should any part of this Agreement, for any reason, be declared invalid by a court of competent jurisdiction, such decision or determination shall not affect the validity of any remaining portion, and such remaining portion shall remain in force and effect as if this Agreement had been executed with the invalid portion eliminated; provided, however, that in the case of a declaration of invalidity, the provision declared invalid shall not be invalidated in its entirety, but shall be observed and performed by the parties to the extent such provision is valid and enforceable. The parties hereby agree that any such provision shall be deemed to be altered and amended to the extent necessary to effect such validity and enforceability.

     b. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but such counterparts together shall constitute one and the same instrument.

     c. The headings and captions contained herein are for the purposes of convenience and reference only and are not to be construed as a part of this Agreement. All terms and words used herein shall he construed to include the number and gender as the context of this Agreement may require.


22.  ACKNOWLEDGMENTS

     You acknowledge that:

     a. A Carey License involves business risks, and that your volume, profit, income and success is dependent primarily upon your efforts as an independent business operator;

     b. No one associated with us has warranted or guaranteed, expressly or by implication, the potential volume, profit, income or success you will achieve as a Carey Licensee;

     c. We gave you a Franchise Offering Circular no later than the earlier of the first personal meeting held to discuss the sale of a Carey License, ten (10) business days before the execution of this Agreement, or ten (10) business days before any payment of any consideration. You have read our Franchise Offering Circular and understand its contents;

     d. We gave you a copy of this Agreement and all related documents, fully completed, at least five (5) business days before you signed the Agreement;

     e. You have had ample opportunity to consult with Carey Licensees and your own attorneys, accountants and other advisors. Our attorneys have not advised or represented you with respect to this Agreement; and

     f. Our ability to assist you in overcoming operational, financial or other problems depends in substantial part upon whether you make us aware of such problems. You, therefore, agree to promptly notify us if you believe that you are unable to meet your obligations arising from this Agreement, if you are unable to satisfy your expectations or needs relating to the Licensed Business, or if you believe we are not fulfilling our obligations to you. You agree that we will under no circumstances be liable to you for any loss suffered by you which resulted from a problem or default which you did not bring to our attention promptly after it arose.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement under seal on the date first written above.

                                      LICENSOR:
                                      Carey Licensing, Inc.

Witness:                         By:
        ------------------------    ---------------------------------

                                      Title:
                                            -------------------------------
                                      Date:
                                            ----------------------

                                      LICENSEE:

Witness:                         By:
        ------------------------    ---------------------------------

                                      Title:
                                            -------------------------------
                                      Date:
                                            ----------------------


Witness:                         By:
        ------------------------    ---------------------------------

                                      Title:
                                            -------------------------------
                                      Date:
                                            ----------------------

                                   SCHEDULE 1

                              LICENSEE'S TERRITORY

     The Licensee's Territory includes all of the following: (a map depicting the borders of the Territory may be attached if it is initialled and dated by both parties).

                                   SCHEDULE 2

                                PROMISSORY NOTE
$ __________________
                                                                Washington, D.C.

                                                      __________________, 199 __

     FOR VALUE RECEIVED, the undersigned promises to pay to the order of Carey Licensing, Inc., at such place as hereinafter may be designated in writing, the principal sum of _____________________________________Dollars over a
___________________ (___). year period, plus interest at the rate of
________________ percent per annum. Principal and accrued interest shall be payable in equal monthly installments of _______________________ __________Dollars ( $) with the first payment due on _________________________.
All unpaid interest and principal shall be due and payable on or before
________________________________________ .

     This Note may be prepaid without penalty or cost to the undersigned and at no discount to the undersigned.

     In the event of any default in the payment of any installment of principal or interest, or any part thereof, when due hereunder, then the principal sum, together with accrued interest, may, at the option of the holder of this Note, be declared immediately due and payable. Failure to exercise this option, however, shall not constitute a waiver of the right to exercise it thereafter.

     The undersigned hereby waives presentment, demand for payment, notice of dishonor, notice of protest, protest and all other notices or demands in connection with the delivery, acceptance, performance or default of this Note.

     ATTEST:

     _______________________    ______________________________________

                                   SCHEDULE 3

                        GUARANTY OF LICENSEE'S AGREEMENT

     In consideration of, and as an inducement to, the execution of the foregoing License Agreement ("Agreement") dated the ________________________________ day of ____________ __________________, 19__,
by Carey Licensing, Inc. ("Carey"), each of the undersigned hereby guarantees unto Carey that _____________________________________________________________
__________________ ("Licensee") will perform during the term of this Agreement each and every covenant, payment, agreement and undertaking on the part of Licensee contained and set forth in or arising out of such Agreement, and any instruments or agreements related thereto including, without limitation, the covenants set forth in Sections 5, 6, 8, 12, 14, 16, 18 and 20.

     Carey, its successors and assigns, may from time to time, without notice to the undersigned (a) resort to the undersigned for payment of any of the liabilities, whether or not it or its successors have resorted to any property securing any of the liabilities or proceeded against any other of the undersigned or any party primarily or secondarily liable on any of the liabilities, (1)) release or compromise any liability of any of the undersigned hereunder or any liability of any party or parties primarily or secondarily liable on any of the liabilities, and (c) extend, renew or credit any of the liabilities for any period (whether or not longer than the original period); alter, amend or exchange any of the liabilities; or give any other form of indulgence, whether under the Agreement or not.

     The undersigned further waives presentment, demand, notice of dishonor, protest, nonpayment and all other notices whatsoever, including without limitation: notice of acceptance hereof; notice of all contracts and commitments; notice of the existence or creation of any liabilities under the foregoing Agreement and of the amount and terms thereof; and notice of all defaults, disputes or controversies between Licensee and Carey resulting from such Agreement or otherwise, and the settlement, compromise or adjustment thereof.

     The undersigned agrees to pay all expenses paid or incurred by Carey in attempting to enforce the foregoing Agreement and this Guaranty against Licensee and against the undersigned and in attempting to collect any amounts due thereunder and hereunder, including reasonable attorneys' fees if such enforcement or collection is by or through an attorney-at-law. Any waiver, extension of time or other indulgence granted from time to time by Carey or its agents, successors or assigns, with respect to the foregoing Agreement, shall in no way modify or amend this Guaranty, which shall be continuing, absolute, unconditional and irrevocable.

     If more than one person has executed this Guaranty, the term "the undersigned," as used herein shall refer to each such person, and the liability of each of the undersigned hereunder shall be joint and several and primary as sureties.

     IN WITNESS WHEREOF, each of the undersigned has executed this Guaranty under seal effective as of the date of the foregoing Agreement.

_______________________________________
Signature

_______________________________________
Printed Name

_______________________________________
Home Address

_______________________________________
Home Telephone

_______________________________________
Business Address

_______________________________________
Business Telephone

_______________________________________
Date


_______________________________________
Signature

_______________________________________
Printed Name

_______________________________________
Home Address

_______________________________________
Home Telephone

_______________________________________
Business Address

_______________________________________
Business Telephone

_______________________________________
Date


_______________________________________
Signature

_______________________________________
Printed Name

_______________________________________
Home Address

_______________________________________
Home Telephone

_______________________________________
Business Address

_______________________________________
Business Telephone

_______________________________________
Date


_______________________________________
Signature

_______________________________________
Printed Name

_______________________________________
Home Address

_______________________________________
Home Telephone

_______________________________________
Business Address

_______________________________________
Business Telephone

_______________________________________
Date

                                   SCHEDULE 4

                               SECURITY AGREEMENT

______________________, whose address is______________________________________

______________________________________________________________________________

______________________________________________________________________________

[hereinafter collectively (if more than one/debtor) called "Debtor"] and Carey Licensing, Inc., a Delaware Corporation with its principal place of business at 1900 Delaware Avenue, Wilmington, Delaware 19806 (hereinafter called "Secured Party") agree as follows:

     In order to further secure the obligations described in that certain License Agreement dated __________________________ between debtor and Secured Party (herein "License Agreement"), as amended, and all other indebtedness and liabilities of all kinds of Debtor to Secured Party (whether created directly or acquired by Secured Party by assignment or otherwise, and whether now existing or hereafter arising, absolute or contingent, joint and/or several, due or to become due, primary or secondary, and all renewals and extensions thereof), Debtor herein below grants to Secured Party a security interest in the collateral described herein.

     NOW, THEREFORE, for and in consideration of the premises, and in order to perfect a security interest, the parties agree as follows:

     23.  Indebtedness. The Security Interest (defined below) is herein created
          ------------
to secure all obligations, liabilities and indebtedness (collectively, "Indebtedness") to Secured Party, direct or indirect, now existing or hereafter arising, of whatsoever kind or character, whenever or however created or incurred of Debtor, including without limitation:

     a. All indebtedness arising pursuant to the provisions of this Security Agreement and all indebtedness arising pursuant to the License Agreement, including interest, collection and attorneys' fees as therein provided;

     b. All outstanding loans and advances which Secured Party has heretofore, contemporaneously herewith and may hereafter make to Debtor;

     c. All other and additional debts, obligations and liabilities of every kind and character of Debtor, now or hereafter existing in favor of Secured Party; and

     d. Any and all renewal of extensions of any of the foregoing debts, obligations and liabilities or any part thereof.

     24.  Agreement and Collateral.  For value received, Debtor hereby grants to
          ------------------------
Secured Party, a Security Interest ("Security Interest") in all of Debtor's right, title and interest and to the following described property
("Collateral"):

     a. All present and hereafter existing or acquired accounts, money deposits, credits, securities, claims, demands, contract rights and general intangibles including, without limitation, the rights and interests of Debtor under the License Agreement.

     b. All personal property located within or used in connection with the premises located at the address hereinafter designated for Debtor, including without limitation, automobiles , equipment, furnishings, inventory supplies, and mobile equipment of all kinds and replacements therefor.

     All other terms used herein which are defined in the Uniform Commercial Code of the state in which the Collateral is located shall have the meanings therein stated.

     25.  Debtor's Warranties, Covenants and Further Agreements.
          ------------------------------------------------------

a.  Title. Debtor has, or on acquisition will have, fee simple tide to the
    -----
Collateral free from any lien, security interest, encumbrance or claim (except liens for current taxes not due or liens previously disclosed to Secured Party and except for such claims, liens and Security Interests, if any, described in Exhibit "A" hereto) and Debtor will, during the term of this Security Agreement, at Debtor's cost, keep the Collateral free from other liens, security interests, encumbrances or claims, and defend any action which may affect the Security Interest or Debtor's title to the Collateral. This Security Agreement and any account, instrument or document which is, or shall be, included in the Collateral is, and shall be, genuine and legally enforceable and free from any set off, counterclaim or defense. No notice of bankruptcy or insolvency of any account debtor has been received by Debtor.

     b.  Perfection. No financing statement covering the Collateral or any part
         ----------
or proceeds thereof is on file in any public office except as may be on file with respect to the claims, liens and security interests, if any, described in Exhibit "A" and, at Secured Party's request, Debtor will join in executing all financing statements and other instruments deemed necessary by Secured Party to perfect the Security Interest and to assist Secured party in complying with Federal Assignment of Claims Act and will pay all cost thereof.

     c.  Assignment. Notwithstanding any other provision hereof, Debtor will not
         ----------
process, sell, lease or otherwise dispose of all or part of the Collateral (except, as to supplies, in the ordinary course of business). Secured Party may assign or transfer all or part of its right in, and obligations, if any, under the Indebtedness, the Collateral and this Security Agreement.

     d.  Additional Property. The Collateral includes all proceeds, increases,
         -------------------
substitutions, replacements, products, accessions, and attachments thereof, including, without limitation, all proceeds, securities, subscription rights, dividends or other property or benefits which Debtor is entitled to receive on account of the Collateral.

e.  Delivery of Receipts to Secured Party. Upon Secured Party's demand, Debtor
    -------------------------------------
will, upon receipt of any remittance in payment of or for the Collateral, immediately deposit all of same properly endorsed in a special bank account maintained with Secured Party over which Secured Party alone has power of withdrawal. The funds in said bank account shall be held by Secured Party as security for the indebtedness. Secured Party may, from time to time, apply all or part of said collected funds against the Indebtedness.

     f.  Maintained  Securitv  Interest, Reports. In addition to all other
         ---------------------------------------
provisions hereof, the undersigned will, from time to time; at the expense of the Debtor, perform any and all steps requested by the Secured Party, at any time, to perfect and maintain the Secured Party's security interest in the Collateral.

          If at any time, part or all of the Collateral shall be in the possession or control of any of the Debtor's baileens, agents or processors, the Debtor will notify such persons of the Secured Party's security interest therein and upon the Secured Party's request, the Debtor will instruct such persons to hold all such Collateral for the Secured Party's account and subject to the Secured Party's instructions and the Debtor will obtain and deliver to the Secured Party such instruments(s) requested by the Secured Party pursuant to which such persons consent to the security interest granted herein, disclaim any interest in the Collateral, waive, in favor of the Secured Party, all liens upon and claims to the Collateral or any part thereof, and authorize the Secured Party, at any time, to enter upon and remove the Collateral from any premises upon which the same may be located.

     g.  Further Documentation.   The Debtor shall, at its sole cost and
         ---------------------
expense, upon the request of the Secured Party, at any time and from time to time, execute and deliver to the Secured party one or more financing statements pursuant to the Uniform Commercial Code, and any other papers, documents or instruments required by the Secured Party in connection herewith. The Debtor hereby authorizes the Secured Party to execute and file, at any time and from time to time; on behalf of the Debtor, one or more financing statements with respect to all or any part of the Collateral, the filing of which is advisable, in the sole judgment of the Secured Party, pursuant to the law of the state in which the Collateral is located, although the same may have been executed only by the Secured Party as secured party. The Debtor also irrevocably appoints the Secured Party, its agents, representatives and designeens, as the Debtor's agent and attorney-in-fact, to execute and file, from time to time on behalf of the Debtor, one or more financing statements; with respect to all or any part of the Collateral.

     h.  Settlement of Accounts.   The Secured Party is authorized and empowered
         ----------------------
to compromise or extend the time for payment of any of the Collateral, for such amounts and upon such terms as the Secured Party may determine, and to accept the return of goods represented by any of the Collateral, all without notice to or consent by the Debtor and without discharging or affecting the obligations of the Debtor hereunder.

     i. Payment of Debtor's Obligation. Reimbursement. The Secured Party may, in
        ---------------------------------------------
its discretion, for the account and expense of the Debtor: (i) pay any amount or do any act which is required to be paid or done by the Debtor under this Security Agreement (including, but not limited to, the repair and insuring of Collateral and payment of taxes) and which the Debtor fails to do or pay as herein required; (ii) pay any sums due and owing by the Debtor to the landlord(s) of any premises where any Collateral is located; and (iii) pay or discharge any lien, security interest or encumbrance in favor of anyone other than the Secured Party which covers or affects the Collateral or any part thereof. The Debtor will promptly reimburse and pay the Secured Party for any and all sums, costs and expenses which the Secured Party may pay or incur by reason of defending, protecting or enforcing the security interest herein granted or the priority thereof or in enforcing payment of the Indebtedness or in discharging any lien or claim against the Collateral or any part thereof or in the exchange, collection, compromise or settlement of any of the Collateral or receipt of the proceeds thereof or for the care of the Collateral, by litigation or otherwise, and with respect to either the Debtor, account debtors, guarantors of the Debtor and other persons, including but not limited to all court costs, collection charges, travel and reasonable attorneys' fees (not less than 15% of the outstanding Indebtedness where permitted by applicable law). All sums paid and all costs, expenses and liabilities incurred by the Secured Party pursuant to the foregoing provisions, together with interest thereon at the Maximum Rate specified in the Note and described in the License Agreement shall be added to and become part of the Indebtedness secured hereby.

     26. Rights of Secured Party. The extent permitted by applicable law, Debtor
         -----------------------
hereby appoints Secured Party as Debtor's attorney-in-fact to do any act which Debtor is obligated by this Agreement to do, to exercise all rights, voting and otherwise, of Debtor in the Collateral, and to do all things deemed necessary by Secured Party and to perfect the Security Interest and to preserve, collect, enforce and protect the Collateral and any insurance proceeds hereunder, all at Debtor's cost.

          Whether or not an event of default has occurred, the right is expressly granted to the Secured Party to the extent permitted by applicable law, at its discretion: whether or not any of the Indebtedness be due, in its name or in the name of the Debtor or otherwise, to notify any account debtor or the obligor of any instrument to make payment to the Secured Party, demand, sue for, collect or receive any money or property, at any time, payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable by the Secured Party with resect to, any of the Collateral, but shall be under no obligation to do so, and/or the Secured Party may extend the time of payment, arrange for payment in installments or otherwise modify the terms of, or release any of the Collateral without thereby incurring responsibility to, or discharging or otherwise affecting any liability of, the Debtor. At any time the Secured Party may assign, transfer and/or deliver to any transferee of any of the Indebtedness any or all of the Collateral, and thereafter the Secured Party shall be fully discharged from all responsibility with respect to the Collateral so assigned, transferred and/or delivered. Such transferee shall be vested with all the powers and right of the Secured Party hereunder with respect to such Collateral, but the Secured Party shall retain all rights and powers hereby given with respect to any of the Collateral not so assigned, transferred or delivered.

     27.  Events of Default. The Debtor shall be in default under this Agreement
          -----------------
upon the happening of any of the following events or conditions:

     a. Default in the timely payment or performance of the Indebtedness, any obligation, covenant or agreement contained herein, secured hereby or otherwise made or owed to Secured Party;

     b. Any warranty, representation or statement made to Secured Party by or on behalf of Debtor proves to have been false in any material respect when made;

     c. Any time the Secured Party believes that the prospect of payment of all or part of the Indebtedness or performance of this Agreement is impaired; or

     d. If Debtor defaults under its Carey License Agreement, or if the License Agreement is terminated or not renewed.

     28.  Remedies of Secured Party Upon Default. When an event of default
          --------------------------------------
occurs, and at any time thereafter, Secured Party may, without notice to or demand of any kind upon Debtor, declare all or part of the Indebtedness immediately due and payable and may proceed to enforce payment of same and to exercise any and all of the rights and remedies provided by the Uniform Commercial Code ("Code"), as well as all other rights and remedies possessed by Secured Party under this Security Agreement or otherwise at law or in equity. The Secured Party shall have the following rights and remedies in addition to all rights and remedies under the License Agreement and in addition to all rights and remedies of a Secured Party under the Uniform Commercial Code or other applicable statute or rule, in any jurisdiction in which enforcement is sought, all such rights and remedies being cumulative and not exclusive:

     a.  Secured Party Deposits. Balances. Etc. The Secured Party may
         -------------------------------------
appropriate, set off and apply for the payment of any or all of the Indebtedness, any and all balances, sums, property, claims, credits, deposits, accounts, reserves, collections, drafts, notes, or other items or proceeds of the Collateral in or coming into the possession of the Secured Party or its agents and belonging or owing to the Debtor, without notice to the Debtor, and in such manner as the Secured Party may in its discretion determine.

b.  Proceeds. Any of the proceeds of the Collateral received by the Debtor shall
    --------
not be co-mingled with other property of the Debtor, but shall be segregated, held by the Debtor in trust for the Secured Party as the exclusive property of the Secured Party and the Debtor will immediately deliver to the Secured Party the identical checks, monies, or other proceeds of collateral received, and the Secured Party shall have the right to endorse the name of the Debtor on any and all checks, or other forms of remittance received, where such endorsement is required to effect collections. The Debtor hereby designates, constitutes and appoints the Secured Party and any designee or agent of the Secured Party as an attorney-in-fact of the Debtor, irrevocably and with power of substitution, with authority to receive, open and dispose of all mail addressed to the Debtor, to notify the Post Office authorities to change the address for delivery of mail addressed to the Debtor to such address as the Secured Party may designate; to endorse the name of the Debtor on any notes, acceptances, checks, drafts, money orders or other evidences of payment or proceeds of the Collateral that may come into the Secured Party's possession; to sign the name of the Debtor on any invoices, documents, drafts against accounts of the debtors of the Debtor, assignments, requests for verification of accounts and notices to debtors of Debtor's to execute any endorsements, assignments or other instruments or conveyance or transfer; and to do all other acts and things necessary and advisable in the sole direction of the Secured Party to carry out and enforce this Security Agreement. All acts of said attorney or designee are hereby ratified and approved and said attorney or designee shall not be liable for any acts of commission or omission nor for any error of judgment or mistake of fact or law. This power of attorney being coupled with an interest is irrevocable while any of the Indebtedness shall remain unpaid.

     Secured Party may also require Debtor to assemble the Collateral and make it available to Secured Party at any place to be designated by Secured Party which is reasonably convenient to both parties. For purposes of the notice requirements of the Code, Secured Party and Debtor agree that notice given at least five (5) calendar days prior to the related action hereunder is reasonable. Secured Party shall be entitled to immediate possession of the Collateral and all books and records evidencing the same and shall have authority to enter upon any premises, upon which said items may be situated, and remove same therefrom. Expenses of retaking, holding, preparing for sale, selling, or the like, shall include, without limitation, Secured Party's reasonable attorneys' fees and all such expenses shall be recovered by Secured Party before; applying the proceeds from the disposition of the Collateral toward the Indebtedness. To the extent allowed by the Code, Secured Party may use its discretion in applying the proceeds of any disposition of the Collateral and Debtor will remain liable for any deficiency remaining after such disposition. All rights and remedies of Secured Party hereunder are cumulative and may be exercised singly or concurrently. The exercise of any right or remedy will not be a wavier of any other.

     29.  General.
          --------

     a.  Liability Disclaimer.  Under no circumstances whatsoever shall the
         --------------------
Secured Party be deemed to assume any responsibility for or obligation or duty with respect to any part or all of the Collateral, of any nature or kind whatsoever, or any matter or proceedings arising out of or relating thereto. The Secured Party shall not be required to take any action of any kind to collect or protect any interest in the Collateral, including but not limited to any action necessary to preserve its or the Debtor's rights against prior parties to any of the Collateral. The Secured Party shall not be liable or responsible in any way for the safekeeping, care or custody of any of the Collateral, or for any loss or damage thereto, or for any diminution in the value thereof, or for any act or default of any agent or bailee of the Secured Party or the Debtor, or of any carrier, forwarding agency or other person whomsoever, or for the collection of any proceeds, but the same shall be at the Debtor's sole risk at all times. The Debtor hereby releases the Secured Party from any claims, causes of action and demands at any time arising out of or with respect to this Security Agreement or the Indebtedness, and any actions taken or omitted to be taken by the Secured Party with respect thereto, and the debtor hereby agrees to hold the Secured Party harmless from and with respect to any and all such claims, cause of action and demands. The Secured Party's prior recourse to any part or all of the Collateral shall not constitute a condition of any demand for payment or the Indebtedness or of any suit or other proceeding for the collection of the Indebtedness.

     b.  Waiver by Secured Party.  No failure or delay on the part of the
         -----------------------
Secured Party in exercising any of its rights and remedies hereunder or otherwise shall constitute a waiver thereof, and no single or partial waiver by the Secured Party of any default or other right or remedy which it may have shall operate as a waiver of any other default, right or remedy or of the same default, right or remedy of a future occasion.

     c.  Waiver by Debtor.  The Debtor hereby waives presentment, notice of
         ----------------
dishonor and protest of all instruments included in or evidencing any of the Indebtedness or the Collateral and any and all other notices and demands whatsoever (except as expressly provided herein) whether or not relating to such instruments. In the event of any litigation at any time arising with respect to any matter connected with this Security Agreement or the Indebtedness, the Debtor hereby waives the right to a trial by jury and any and all defenses, rights of set off and rights to interpose counterclaims of any nature.

     d.  Parties Bound.  This Agreement shall be binding upon and inure to the
         -------------
benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors, receivers, trustees and assigns where permitted by this Agreement. All representations and warranties and agreements of Debtor are joint and several if Debtor is more than one. This Agreement shall constitute a continuing agreement, applying to all future as well as existing transactions, such future transactions being contemplated by Debtor and Secured Party.

     e.  State Law to Apply.   This Agreement shall be construed in accordance
         ------------------
with the Uniform Commercial Code (the definitions of which apply herein) and other applicable laws of the state in which the Collateral is located.

     f.  Notice. Notice shall be given or sent when mailed postage prepaid to
         ------
Debtor' address shown below or to Debtor's most recent address as shown by notice of change on file with Secured Party.

     g.  Construction.  If there is any conflict between the provisions hereof
         ------------
and the provisions of the Indebtedness, the latter shall control. The captions herein are for convenience of reference only and not for definition or interpretation.

     h.  Modification. No provision hereof
         ------------
shall be modified, altered, or limited except by a written instrument expressly referring to this Security Agreement and to the provision so modified or limited, and executed by the party to be charged.

     i.  Authorization. The execution and delivery of this Security Agreement
         -------------
has been authorized by the Boards of Directors of the Debtor and by any necessary vote or consent of stockholders (if any) of the Debtor.

     j.  Binding Effect.  This Security Agreement and all Indebtedness of the
         ---------------
Debtor hereunder shall be binding upon the successors or assigns of the Debtor shall, together with the rights and remedies of the Secured party hereunder, inure to the benefit of the Secured Party and its successors, endorsees and assigns; and shall constitute a continuing Security Agreement applying to all future as well as existing transactions, whether or not of the nature contemplated at the date of this Security Agreement.

     k.  Additional Terms. All annexes and schedules attached hereto, if any,
         ----------------
are hereby made a part hereon.

     IN WITNESS WHEREOF, the Debtor has executed or caused this Security Agreement to be executed in Washington, D.C. as of _____________________ _________________, 19 ___ .

                DEBTOR:

                ___________________________________________

        by:     ___________________________________________

        Title:  ___________________________________________


        by:     ___________________________________________

        Title:  ___________________________________________


        by:     ___________________________________________

        Title:  ___________________________________________


        by:     ___________________________________________

        Title:  ___________________________________________


                SECURED PARTY:

                CAREY LICENSING, INC.

        by:     ___________________________________________

        Title:  ___________________________________________

     The chief place of business, the location of the books and records pertaining to the Collateral of Debtor and the location of the Collateral is:

               Carey Licensing, Inc.
               c/o Carey International, Inc.
               4530 Wisconsin Avenue, N.W.
               Washington, D.C. 20016

     All Notices to be sent to Debtor pursuant to this Security Agreement shall be sent to:

               Carey Licensing, Inc.
               c/o Carey International, Inc.
               4530 Wisconsin Avenue, N.W.
               Washington, D.C. 20016

     All Notices to be sent to Secured Party pursuant to this Security Agreement shall be sent to:

               Carey Licensing, Inc.
               c/o Carey International, Inc.
               4530 Wisconsin Avenue, N.W.
               Washington, D.C. 20016